UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 31, 2005


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)

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
         CAYMAN ISLANDS                    333-75899            66-0582307
 (State or other jurisdiction of          (Commission        (I.R.S. Employer
  incorporation or organization)          File Number)      Identification No.)
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                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  2.02.  Results  of  Operations  and  Financial  Condition.

On January 31, 2005, Transocean Inc. ("Transocean," "we," "us," or "our") announced that our results for the three months ended December 31, 2004 are expected to be below results for the three months ended September 30, 2004. We disclosed that, as compared to the third quarter of 2004, we expect our fourth quarter 2004 revenues to be lower and our fourth quarter 2004 operating and maintenance and general and administrative expenses to be higher. The full text of the press release issued in connection with the announcement is attached as
Exhibit  99.1  to  this  Current  Report  on  Form  8-K.

The statements made above and in the attached press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made above and in the press release include, but are not limited to, statements regarding our results for the fourth quarter of 2004, including expected levels of revenues and operating and maintenance and general and administrative expenses, completion of repairs and recommencement of drilling contracts. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore and U.S. inland marine oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, our ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in our Form 10-K for the year ended December 31, 2003 and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

The  following  exhibit  is  furnished  pursuant  to  Item  2.02:

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EXHIBIT NUMBER    DESCRIPTION
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
99.1              Transocean Inc. Press Release dated January 31, 2005
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TRANSOCEAN  INC.


Date:  February  1,  2005         By:     /s/  William  E. Turcotte
                                          --------------------------------------
                                  Name:   William  E.  Turcotte
                                  Title:  Associate  General  Counsel


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                                INDEX TO EXHIBITS

Exhibit Number     Description
--------------     ------------------------------------------------------
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     99.1          Transocean Inc. Press Release dated January 31, 2005
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